UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

Zynex, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38804	90-0275169
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

9555 Maroon Circle, Englewood, CO 80112

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:   (303) 703-4906

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZYXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On May 20, 2020, Zynex, Inc. (the “Company”) held its Annual Meeting of Stockholders at the Company’s headquarters in Englewood, Colorado. A total of 29,606,398 shares of common stock representing 89% of the aggregate shares outstanding and eligible to vote and constituting a quorum were represented in person or by valid proxies at the annual meeting.

Thomas Sandgaard, Barry D. Michaels, Michael Cress and Joshua R. Disbrow were each elected as directors of the Company to serve until the next annual meeting of stockholders.

The majority of the stockholders voted in favor of the non-binding advisory proposal of the compensation disclosed in the Proxy Statement of the Company’s executive officers who are named in the Proxy Statement’s Summary Compensation Table.

The majority of the stockholders voted in favor of “3 Years” for the non-binding advisory proposal for the frequency of the advisory vote on executive compensation.

The stockholders ratified the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The final voting results on these matters were as follows:

1. Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Thomas Sandgaard	22,692,849	93,296	6,820,253
Barry D. Michaels	22,612,032	174,113	6,820,253
Michael Cress	22,612,370	173,775	6,820,253
Joshua R. Disbrow	21,008,479	1,777,666	6,820,253

2. Non-Binding Advisory Vote of Executive Compensation set forth in the Company’s Proxy Statement Summary Compensation Table:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,616,850	138,393	30,902	6,820,253

3. Non-Binding Advisory Vote of Frequency of Advisory Vote on Executive Compensation.

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
3,090,997	60,404	19,626,979	7,765	6,820,253

4. Ratification of appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

Votes For	Votes Against	Votes Abstained
28,882,960	4,237	719,201

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zynex, Inc.

Date:	May 21, 2020	By:	/s/ Daniel Moorhead
Daniel Moorhead
Chief Financial Officer